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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934 Date of Report (Date of earliest
                           event reported) May 4, 2004


                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware               0-49952               06-1504091
                --------               -------               ----------
      (State or other jurisdiction    (Commission           (IRS Employer
           of Incorporation)          File Number)          Identification No.)


               12 East Broad Street, Hazleton, Pennsylvania 18201
               -------------------------------------------- -----
               (Address of principal executive offices)     (Zip Code)

                                 (570) 459-3700
                                 --------------
               (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) The following Exhibit is included with this Report:

             Exhibit No.                        Description
             -----------                        -----------
             99.1                               Press Release, dated May 4, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

         On May 4, 2004, Northeast Pennsylvania Financial Corp. announced its financial results for the quarter ended March 31, 2004. The press release announcing the financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHEAST PENNSYLVANIA FINANCIAL CORP.



Dated:   May 6, 2004                By:/s/ Thomas M. Petro
        -----------------------        -----------------------------------------
                                       Thomas M. Petro
                                       Chief Executive Officer

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EXHIBIT INDEX


Exhibit 99.1                 Press Release, dated May 4, 2004.